EXHIBIT 10.16

                       TERMINATION OF CONSULTING AGREEMENT



     THIS TERMINATION AGREEMENT, entered into this 30th day of July, 2002 by and between Central Co-operative Bank, Somerville, Massachusetts (the "Bank") and Joseph R. Doherty (the "Consultant").

     WHEREAS, the Bank and the Consultant have previously entered into a Consulting Agreement, dated as of March 31, 1992 and amended as of August 11, 1994 (the "Consulting Agreement"); and

     WHEREAS, the parties are mutually desirous of terminating the Consulting Agreement.

     NOW, THEREFORE, it is AGREED that the Consulting Agreement be and is hereby terminated effective as of the date hereof and each of the parties hereby releases the other from any and all claims and obligations thereunder.


     IN WITNESS WHEREOF, the parties have executed this Termination Agreement on the day and year first hereinabove written.

ATTEST:                                 CENTRAL CO-OPERATIVE BANK


/s/ Rhoda K. Astone                     By: /s/ Gregory W. Boulos
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Clerk                                       Chairman of the Finance Committee



WITNESS:                                CONSULTANT


/s/ David W. Kearns                     By: /s/ J. R. Doherty
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                                            Joseph R. Doherty